                                                                 Exhibit (g)(2)

                               FIRST AMENDMENT TO
                        INVESTMENT MANAGEMENT AGREEMENT

     This Amendment is made as of the 19th day of March, 2003, to each Investment Management Agreement listed on Schedule A, (the "Agreement") between the Trusts/Corporations listed thereon, on behalf of the Funds listed thereon, and Deutsche Investment Management Americas Inc.

     The parties agree to amend the Agreement by inserting the following paragraph at the end of Section 4:

     You are authorized to delegate to such agents as you may deem desirable to assist you in performing your duties under this section 4, provided that
     (i) the Trust/Corporation's Board of Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Trust/Corporation or any party to this Agreement, has given its prior approval to any such delegation, (ii) you are responsible for compensating any such agent, and (iii) you shall be fully responsible and liable lo the Trust/Corporation for the acts or omissions of any such agents as you are for your own acts and omissions under the Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officer as of the day and year first set forth above.

                                        EACH TRUST/CORPORATION LISTED
                                        ON SCHEDULE A


                                        By: /s/ Richard T. Hale
                                            ------------------------------------
                                            Richard T. Hale
                                            President


                                        DEUTSCHE INVESTMENT
                                        MANAGEMENT AMERICAS INC.


                                        By: /s/ William G. Butterly
                                            ------------------------------------
                                            William G. Butterly, III
                                            General Counsel, Chief Legal Officer
                                            & Secretary

                                   SCHEDULE A
                                       TO
                               FIRST AMENDMENT TO
                         INVESTMENT MANAGEMENT AGREEMENT

                                                                                   DATE OF INVESTMENT
                                                                                       MANAGEMENT
TRUST/CORPORATION                                     FUND                              AGREEMENT
-----------------                       ----------------------------------------   ------------------
Scudder Aggressive Growth Fund                                                     April 5, 2002
Scudder Blue Chip Fund                                                             April 5, 2002
Scudder Dynamic Growth Fund                                                        April 5, 2002
Scudder Equity Trust                    Scudder-Dreman Financial SERVICES Fund     April 5, 2002
Scudder Growth Fund                     Scudder Growth Fund                        April 5, 2002
Scudder New Europe Fund, Inc.           Scuddcr New Europe Fund                    April 5, 2002
Scudder Target Fund                     Scudder Target 2010 Fund                   April 5, 2002
                                        Scudder Target 2011 Fund                   April 5, 2002
                                        Scudder Target 2012 Fund                   April 5, 2002
                                        Scudder Target 2013 Fund                   April 5, 2002
                                        Scudder Retirement Fund-Series V           April 5, 2002
                                        Scudder Retirement Fund-Series VI          April 5, 2002
                                        Scudder Retirement Fund-Series VII         April 5, 2002
                                        Scudder Worldwide 2004 Fund                April 5, 2002
Scudder Technology Fund                                                            April 5, 2002
Scudder Total Return Fund                                                          April 5, 2002

                                                                                   DATE OF INVESTMENT
                                                                                       MANAGEMENT
TRUST/CORPORATION                                     FUND                              AGREEMENT
-----------------                       ----------------------------------------   ------------------
Scudder Focus 'Value Plus Growth                                                   April 5, 2002
Fund
Scudder Value Series, Inc.              Scudder Contrarian Fund                    April 5, 2002
                                        Scudder-Dreman High Return Equity Fund     April 5, 2002
                                        Scudder-Dreman Small Cap Value Fund        April 5, 2002
Scudder High Income Series              Scudder High Income Fund                   April 5, 2002
Scudder State Tax-Free Income Series    Scudder California Tax-Free Income Fund    April 5, 2002
                                        Scudder New York Tax-Free Income Fund      April 5, 2002
                                        Scudder Florida Tax-Free Income Fund       April 5, 2002
Scudder Strategic Income Fund                                                      April 5, 2002
Scudder U.S. Government                                                            April 5, 2002
Securities Fund
Scudder Variable Series II              Scudder Money Market Portfolio             April 5, 2002
                                        Scudder Total Return Portfolio             April 5, 2002
                                        Scudder High Income Portfolio              April 5, 2002
                                        Scudder Growth Portfolio                   April 5, 2002
                                        Scudder Government Securities Portfolio    April 5, 2002
                                        Scudder International Select               April 5, 2002
                                        Equity Portfolio

                                                                                   DATE OF INVESTMENT
                                                                                       MANAGEMENT
TRUST/CORPORATION                                     FUND                              AGREEMENT
-----------------                       ----------------------------------------   ------------------
                                        Scudder Small Cap Growth Portfolio         April 5, 2002
                                        Scudder Investment Grade Bond Portfolio    April 5, 2002
                                        Scudder Contrarian Value Portfolio         April 5, 2002
                                        SVS Dreman Small Cap Value Portfolio       April 5, 2002
                                        SVS Focus Value+Growth Portfolio           April 5, 2002
                                        Scudder Blue Chip Portfolio                April 5, 2002
                                        Scudder Strategic Income Portfolio         April 5, 2002
                                        SVS Dreman High Return Equity Portfolio    April 5, 2002
                                        SVS Dreman Financial Services Portfolio    April 5, 2002
                                        Scudder Global Blue Chip Portfolio         April 5, 2002
                                        Scudder Aggressive Growth. Portfolio       April 5, 2002
                                        Scudder Technology Growth Portfolio        April 5, 2002
                                        SVS Janus Growth Opportunities Portfolio   April 5, 2002
                                        SVS Janus Growth and Income Portfolio      April 5, 2002

                                                                                   DATE OF INVESTMENT
                                                                                       MANAGEMENT
TRUST/CORPORATION                                     FUND                              AGREEMENT
-----------------                       ----------------------------------------   ------------------
                                        SVS Eagle Focused Large Cap Growth         April 5, 2002
                                        Portfolio
                                        SVS Invesco Dynamic Growth Portfolio       April 5, 2002
                                        SVS Turner Mid Cap Growth Portfolio        April 5, 2002
                                        SVS Oak Strategic Equity Portfolio         April 5, 2002
                                        SVS Davis Venture Value Portfolio          April 5, 2002
                                        SVS MFS Strategic Value Portfolio          May 1, 2002
Scudder High Income Trust                                                          April 5, 2002
Scudder Intermediate Government Trust                                              April 5, 2002
Scudder Multi-Market Income Trust                                                  April 5, 2002
Scudder Municipal Income Trust                                                     April 5, 2002
Scudder Strategic Income Trust                                                     April 5, 2002
Scudder Strategic Municipal Income                                                 April 5, 2002
Trust
Cash Account Trust                      Money Market Portfolio                     April 5, 2002
                                        Government Securities Portfolio            April 5, 2002
                                        Tax-Exempt Portfolio                       April 5, 2002
Cash Equivalent Fund                    Money Market Portfolio                     April 5, 2002

                                                                                   DATE OF INVESTMENT
                                                                                       MANAGEMENT
TRUST/CORPORATION                                     FUND                              AGREEMENT
-----------------                       ----------------------------------------   ------------------
                                        Government Securities Portfolio            April 5, 2002
                                        Tax-Exempt Portfolio                       April 5, 2002
Investors Cash Trust                    Government Securities portfolio            April 5, 2002
                                        Treasury Portfolio                         April 5, 2002
Investors Municipal Cash Fund           Investors Florida Municipal Cash Fund      April 5, 2002
                                        Investors Michigan Municipal Cash Fund     April 5, 2002
                                        Investors New Jersey Municipal Cash Fund   April 5, 2002
                                        Investors Pennsylvania Municipal           April 5, 2002
                                        Cash Fund
                                        Tax-Exempt New York Money Market Fund      April 5, 2002
Tax-Exempt California Money Market                                                 April 5, 2002
Fund
Scudder Money Funds                     Scudder Money Market Fund                  April 5, 2002
                                        Scudder Government Money Fund              April 5, 2002
                                        Scudder Tax-Exempt Money Fund              April 5, 2002
Scudder Yield Wise Funds                Scudder YieldWise Money Fund               April 5, 2002
                                        Scudder YieldWise Government Money Fund    April 5, 2002
                                        Scudder YieldWise Municipal Money Fund     April 5, 2002
Scudder Portfolios                      Scudder Cash Reserves Fund                 April 5, 2002